UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 10, 2003

Commission file number 1-3295

MINERALS TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	25-1190717 (I.R.S. Employer Identification Number)
The Chrysler Building 405 Lexington Avenue New York, New York (address of principal executive office)	10174-1901 (Zip Code)

(212) 878-1800
(Registrant's telephone number including area code)

Item 9.         Regulation FD Disclosure

        On March 10, 2003, Minerals Technologies Inc. filed its annual report on Form 10-K for the fiscal year ended December 31, 2002. Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the annual report was accompanied by the attached certification.

(c)     Exhibits

          99     Certification accompanying annual report on Form 10-K filed by Minerals Technologies Inc. on March 10, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MINERALS TECHNOLOGIES INC.

By:	John A. Sorel
John A. Sorel
Senior Vice President, Finance and Chief Financial Officer

Date: March 10, 2003

EXHIBIT INDEX

Exhibit No.	Description
99	Certification accompanying annual report on Form 10-K filed by Minerals Technologies Inc. on March 10, 2003.